UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                                April 24, 1997



                               FiberMark, Inc.


   Delaware                 0-20231               82-0429330
(State or other        (Commission File      (IRS Employer
jurisdiction of            Number)           Identification No.)
incorporation)


                   Brudies Road, Brattleboro, Vermont  05302
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:

                                 (802) 257-0365
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Item 5.  Other Events

     On April 24, 1997 FiberMark, Inc. (the "Company") announced a three-for-two stock split (the "Stock Split") on its common stock in the form of a stock dividend. The stock split will be effective May 13, 1997, for shareholders of record at the close of business on May 6, 1997. The Board of Directors of the Company authorized the Executive Committee of the Company to declare the Stock Split on February 20, 1997, and the Executive Committee adopted resolutions on April 24, 1997 authorizing the Stock Split.
     Item 7.  Financial Statements and Exhibits

     (c)  Exhibits.

          99.3 Press Release dated April 24, 1997.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIBERMARK, INC.




Date  5/05/97                 By:/s/ Bruce P. Moore
                                   Bruce P. Moore
                                   Vice President and
                                   Chief Financial Officer
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